UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): October 30, 2015

CRYPTOSIGN, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-11730	84-1089377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

922 Chappel Valley Loop
Lehi, Utah 84043
(Address of Principal Executive Offices)

801-592-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)            The Audit Committee of CryptoSign, Inc., a Delaware corporation (the “Company”) recently completed a competitive process to determine what audit firm would serve as the Company's independent registered public accounting firm for the year ended June 30, 2016.  On October 15, 2015 the Audit Committee determined to dismiss EKS&H (“EKS&H”) as the Company's independent registered public accounting firm effective immediately following the Company's filing of its Annual Report on Form 10-K for the year ending June 30, 2015 (“2015 10-K”).

The reports of EKS&H on the Company's consolidated financial statements as of and for the years ended June 30, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The opinion was based on the assumption that the Company will continue as a going concern and as in previous years the Company has experienced circumstances that raise substantial doubt about its ability to continue as a going concern.

During the years ended June 30, 2015 and 2014, and through October 30, 2015, there were no (a) disagreements with EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EKS&H's satisfaction, would have caused EKS&H to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided EKS&H with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from EKS&H a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of EKS&H's letter dated October 30, 2015 is attached as Exhibit 16.1.

(b)           Contemporaneous with the determination to dismiss EKS&H, the Audit Committee engaged Sadler, Gibb & Associates, LLC as the Company's independent registered public accounting firm for the year ending June 30, 2016, also to be effective immediately including the preparation of the Company's first Quarter 10-Q.

During the years ended June 30, 2015 and 2014 and the subsequent interim periods through October 30, 2015, the Company did not consult with Sadler, Gibb & Associates, regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

16.1	Letter of EKS&H, dated October 30, 2015

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 30th day of October, 2015.

CRYPTOSIGN, INC.
By:	/s/ Robert K. Bench
	Name:	Robert K. Bench
	Title:	President

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description of Exhibits

16.1	Letter of EKS&H, dated October 30, 2015